THE OXFORD GLOBAL TOTAL RETURN FUND

Supplement dated August 26, 2009 to the Prospectus and Statement of Additional Information dated September 1, 2008

To respond to adverse market and economic conditions, the Fund is significantly invested in high-quality, short-term debt securities or money market instruments.  The Fund has not pursued its investment strategy as described in the Prospectus for an extended period of time and will remain invested defensively until the Adviser believes market conditions have changed. The Fund may not achieve its investment objective while it is invested defensively.

This Supplement and the existing Prospectus and Statement of Additional Information dated September 1, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated September 1, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-350-8668.

Oxford Global Total Return Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.